                                                                   EXHIBIT 99.3

                               December 6, 1996




EnSys Environmental Products, Inc.
4222 Emperor Boulevard
Durham, North Carolina 27703

Ladies and Gentlemen:

     I hereby consent to being named as a person about to become a director of EnSys Environmental Products, Inc. ("EnSys") in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of October 11, 1996 between EnSys and Strategic Diagnostics Inc. ("SDI"), providing for the merger of SDI with and into EnSys, with EnSys as the surviving corporation (the "Merger"), in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission in connection with the Merger (the "Registration Statement").

     I hereby consent to the filing of this Consent as an exhibit to the Registration Statement.

                                   Sincerely,


                                   /s/ RICHARD C. BIRKMEYER
                                   _____________________________
                                   Richard C. Birkmeyer

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                               December 6, 1996




EnSys Environmental Products, Inc.
4222 Emperor Boulevard
Durham, North Carolina 27703

Ladies and Gentlemen:

     I hereby consent to being named as a person about to become a director of EnSys Environmental Products, Inc. ("EnSys") in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of October 11, 1996 between EnSys and Strategic Diagnostics Inc. ("SDI"), providing for the merger of SDI with and into EnSys, with EnSys as the surviving corporation (the "Merger"), in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission in connection with the Merger (the "Registration Statement").

     I hereby consent to the filing of this Consent as an exhibit to the Registration Statement.

                                   Sincerely,


                                   /s/ KATHLEEN E. LAMB
                                   _____________________________
                                   Kathleen E. Lamb

                               December 6, 1996




EnSys Environmental Products, Inc.
4222 Emperor Boulevard
Durham, North Carolina 27703

Ladies and Gentlemen:

     I hereby consent to being named as a person about to become a director of EnSys Environmental Products, Inc. ("EnSys") in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of October 11, 1996 between EnSys and Strategic Diagnostics Inc. ("SDI"), providing for the merger of SDI with and into EnSys, with EnSys as the surviving corporation (the "Merger"), in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission in connection with the Merger (the "Registration Statement").

     I hereby consent to the filing of this Consent as an exhibit to the Registration Statement.

                                   Sincerely,


                                   /s/ RICHARD J. DEFIEUX
                                   _____________________________
                                   Richard J. Defieux

                               December 6, 1996




EnSys Environmental Products, Inc.
4222 Emperor Boulevard
Durham, North Carolina 27703

Ladies and Gentlemen:

     I hereby consent to being named as a person about to become a director of EnSys Environmental Products, Inc. ("EnSys") in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of October 11, 1996 between EnSys and Strategic Diagnostics Inc. ("SDI"), providing for the merger of SDI with and into EnSys, with EnSys as the surviving corporation (the "Merger"), in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission in connection with the Merger (the "Registration Statement").

     I hereby consent to the filing of this Consent as an exhibit to the Registration Statement.

                                   Sincerely,


                                   /s/ STEPHEN O. JAEGER
                                   _____________________________
                                   Stephen O. Jaeger